UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 25, 2013

Verde Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-170935	27-2448672
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Unit 1503, 15/F, The Phoenix, 21-25 Luard, Wanchai, Hong Kong
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (852) 21521223

905 Ventura Way, Mill Valley, CA  94941
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 25, 2013, Verde Resources, Inc. (the “Company”) entered into an Assignment Agreement For the Assignment of Management Right in Merapoh Gold Mines in Malaysia (the “Assignment Agreement”) with Federal Mining Resources Limited (“Federal Mining”), a company incorporated under the laws of the British Virgin Islands.

Federal Mining owns 85% equity interest in Champmark SDN BHD, a privately limited liability company incorporated in Malaysia.  Champmark is the Mining Contractor of the Mining Lease for Site IV-1 at the Merapoh Gold Mine under the Contract for Work with MMC Corporation Berhad, the Permit Holder of the Mining Lease.

Under the terms of the Agreement, Federal Mining will assign its management rights of Champmark’s mining operation in the Mining Lease to the Company, through its newly-formed subsidiary, Gold Billions Ltd., in exchange for 80,000,000 shares of the Company’s common stock.

On October 17, 2013, the Company provided written notice to Gold Explorations, LLC, that the Purchase Agreement dated May 17, 2013, and amended February 8, 2012, and May 17, 2013 (the “Purchase Agreement”), has been cancelled according to the terms of the Purchase Agreement.  By providing this notification, the Company has no further obligations under the Purchase Agreement and has released any interest in the mineral claims located in Esmeralda County, Nevada.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the terms of the Assignment Agreement described in item 1.01 above, the Company will issue 80,000,000 shares of the Company’s common stock.  The shares were not registered in reliance on exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(b).  The Company’s reliance on Section 4(2) of the Securities Act was based upon the following factors:  (a)the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there were only a limited number of offerees; (c) there were no subsequent or conterminous public offerings of the securities by the Company; and (d) the negotiations for the sale of the stock took place directly between the offeree and the Company.  No underwriters or agents were used in this transaction and no commissions or finder’s fees were paid.

Item 9.01 Financial Statements and Exhibits

The Assignment Agreement for the Assignment of Management Rights in Merapoh Gold Mines in Malaysia is attached hereto as Exhibit 10.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDE RESOURCES, INC.

/s/ Wu Ming Ding
Wu Ming Ding
President, and Director

Date: _October 28, 2013____________________________